UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2025

SPRINGWORKS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39044	83-4066827
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

100 Washington Blvd

Stamford, Connecticut 06902

(Address of principal executive offices, including Zip Code)

(203) 883-9490

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SWTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 26, 2025, SpringWorks Therapeutics, Inc. (the “Company” or “SpringWorks”) held a special meeting of stockholders (the “Special Meeting”) to consider and vote on the proposals set forth below, each of which is described in greater detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 28, 2025 (the “Proxy Statement”).

As of the close of business on May 27, 2025, the record date for the Special Meeting (the “Record Date”), there were 75,348,995 issued and outstanding shares of SpringWorks common stock, par value $0.0001 per share (“SpringWorks Common Stock”), entitled to vote at the Special Meeting. At the Special Meeting, the holders of a total of 59,003,420 shares of SpringWorks Common Stock, representing 78.31% of the shares of SpringWorks Common Stock entitled to vote at the Special Meeting, were represented in person or by proxy, constituting a quorum. The final results for the votes regarding each proposal are set forth below.

Proposal 1 - The Merger Agreement Proposal

Proposal 1 (the “Merger Agreement Proposal”) was to consider and vote on a proposal to adopt the Merger Agreement.

The results with respect to the Merger Agreement Proposal are set forth below and the proposal was approved:

Votes For	Votes Against	Abstentions
58,902,428	89,192	11,800

Proposal 2 - The Adjournment Proposal

Proposal 2 (the “Adjournment Proposal”) was to consider and vote on a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes in person or by proxy to approve the proposal to adopt the Merger Agreement at the time of the Special Meeting (as described in the Proxy Statement). The Adjournment Proposal was not voted on at the Special Meeting because there were sufficient votes to then approve the Merger Agreement Proposal.

Proposal 3 - The Compensation Proposal

Proposal 3 (the “Compensation Proposal”) was to consider and vote on a proposal to approve, on a non-binding, advisory basis, certain compensation that may be paid or become payable to SpringWorks’ named executive officers in connection with the merger of EMD Holdings Merger Sub, Inc. with and into the Company, with the Company surviving as a wholly owned subsidiary of Merck KGaA, Darmstadt, Germany.

The results with respect to the Compensation Proposal are set forth below and the proposal was approved:

Votes For	Votes Against	Abstentions
54,818,866	3,955,516	229,038

Forward-Looking Statements

Any statements in this Form 8-K about SpringWorks’ future expectations, plans and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties and actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements about Merck KGaA, Darmstadt, Germany’s proposed acquisition of SpringWorks, the ability of Merck KGaA, Darmstadt, Germany and SpringWorks to complete the transactions contemplated by the Merger Agreement, including the parties’ ability to satisfy the conditions to the consummation of the Merger contemplated thereby and the other conditions set forth in the Merger Agreement, statements about the expected timetable for completing the proposed transaction, Merck KGaA, Darmstadt, Germany’s and SpringWorks’ beliefs and expectations and statements about the benefits sought to be achieved in Merck KGaA, Darmstadt, Germany’s proposed acquisition of SpringWorks, the potential effects of the acquisition on SpringWorks, the possibility of any termination of the Merger Agreement, as well as the expected benefits and success of SpringWorks’ product candidates, and other statements containing the words “anticipates,” “believes,” “continue,” “expects,” “intends,” “look forward,” “plans,” “toward,” “will” and similar expressions. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties, and assumptions that are difficult or impossible to predict and, in some cases, beyond SpringWorks’ control. These forward-looking statements are based upon SpringWorks’ current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties. Such risks and uncertainties include, without limitation, (i) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (ii) the satisfaction (or waiver) of closing conditions to the consummation of the proposed transaction, including the receipt of the requisite approval of SpringWorks’ stockholders; (iii) the effects of disruption from the proposed transaction contemplated by the Merger Agreement and the impact of the announcement and pendency of the proposed transaction on SpringWorks’ business; (iv) the effects of the proposed transaction on relationships with employees, other business partners or governmental entities; (v) the response of competitors to the proposed transaction; (vi) risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; (vii) the ability of the parties to consummate the proposed transaction in a timely manner or at all; (viii) significant costs associated with the proposed transaction; (ix) potential litigation relating to the proposed transaction; (x) restrictions during the pendency of the proposed transaction that may impact SpringWorks’ ability to pursue certain business opportunities; (xi) risks related to the advancement of product candidates into, and successful completion of, preclinical studies and clinical trials; (xii) risks and uncertainties related to regulatory application, review and approval processes and SpringWorks’ compliance with applicable legal and regulatory requirements; (xiii) general industry conditions and competition; and (xiv) general economic factors. These risks, as well as other risks associated with the proposed transaction, are described in additional detail in the proxy statement filed with the SEC in connection with the proposed transaction. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” in SpringWorks’ most recent annual and quarterly reports filed with the SEC and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed from time to time and available at www.sec.gov. All forward-looking statements contained in this communication speak only as of the date hereof, and SpringWorks specifically disclaims any obligation to update any forward-looking statement, whether because of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SpringWorks Therapeutics, Inc.

Date: June 26, 2025	By:	/s/ Herschel S. Weinstein
General Counsel and Secretary